MORGAN STANLEY DEAN WITTER HIGH INCOME ADVANTAGE TRUST II Two World Trade Center

LETTER TO THE SHAREHOLDERS July 31, 1999                New York, New York 10048

DEAR SHAREHOLDER:

The twelve-month period ended July 31, 1999 has been a difficult one for the high-yield bond market, beginning with the fixed-income market's dramatic flight to quality during the second half of 1998. In response to concerns about the rapidly escalating foreign-market crisis and its potential effect on the U.S. economy, investors sought the relative safety of U.S. government securities over more economically sensitive investments such as equities and high-yield bonds. This action resulted in a sharp correction in the high-yield bond market during the second half of 1998. High-yield bond prices declined as much as 15 percent and yields rose from approximately 9 percent to the 12 percent range. The high-yield market also experienced its own flight to quality during late 1998, with the middle tier of the market (B-rated issues) significantly underperforming the upper tier (BB-rated issues), due to investors' severe risk aversion.

As we enter the second half of 1999, the high-yield market has yet to rebound from its woes of late last year. Fears about the foreign-market crisis have now been replaced by concerns over potential inflation and ongoing credit-tightening actions by the Federal Reserve Board. These concerns drove interest rates sharply higher during the first half of 1999, resulting in a very weak fixed-income market environment. While the high-yield market held up better than most other fixed-income markets during the first half of 1999, it clearly remains quite weak, due to the depressed bond market environment that exists today. As a result, as we enter the second half of 1999, high-yield market yields are approaching their highest and most attractive levels since the early 1990s, providing an unusually high yield advantage over U.S. Treasuries.

PERFORMANCE

During the fiscal year ended July 31, 1999, Morgan Stanley Dean Witter High Income Advantage Trust II produced a total return of -12.89 percent, based on a change in net asset value (NAV) and reinvestment of distributions. Based on a change in the Trust's market

MORGAN STANLEY DEAN WITTER HIGH INCOME ADVANTAGE TRUST II price on the New York Stock Exchange (NYSE) and reinvestment of distributions, the Trust's total return for the fiscal year was 2.79 percent.

Over the past twelve months, the Trust continued to distribute regular monthly income dividends, at a rate of $0.0525 per share. For the fiscal year ended July 31, 1999, the Trust's distributions totaled $0.6784 per share, including an extra income dividend paid on December 18, 1998. On July 31, 1999, the Trust had net assets in excess of $152 million.

PORTFOLIO STRATEGY

During the fiscal year, the Trust maintained a position in the more defensive, higher-quality end of the high-yield market, which held up well in the period's recent volatile environment. Despite these defensive holdings, however, the Trust's more significant, long-term core position in the B-rated sector of the market was sharply affected by the recent market correction, as bond prices declined sharply and yields rose dramatically. In terms of investment strategy, we continue to concentrate on industry sectors that have historically proven to be more predictable, recession resistant and/or growth oriented, such as cable television, cellular communications, food and beverages, media, supermarkets and telecommunications. We believe that these industry groups are poised to perform well over the next year. We also expect to see continued consolidation and merger activity within these industries, which should result in improved credit quality for many of the industry's players. We continue to focus primarily on domestic companies, given the favorable outlook for continued growth in the U.S. economy, and are avoiding the emerging foreign high-yield markets at this time, because of the higher degree of uncertainty and volatility associated with many of these markets over the past few years.

LOOKING AHEAD

Despite the high-yield market's weakness over the past year, we consider today's substantially higher, more attractive yields and significantly discounted bond prices an excellent investment opportunity, particularly given the relatively low interest-rate environment and the favorable outlook for the economy. Assuming a soft landing in the economy with growth continuing into next year, we would expect the high-yield market to recover, following the lead of the equity markets, which have rebounded sharply over the past six months. Should this scenario materialize and high-yield bond prices recover, the Trust would participate not only in today's exceptionally high income levels but could potentially provide a degree of capital appreciation as well. Although the B-rated segment of the market has not been a good investment performer over the past year, we are confident that its attractive yield and appreciation potential remains intact for long-term high-yield investors.

MORGAN STANLEY DEAN WITTER HIGH INCOME ADVANTAGE TRUST II

We would like to remind you that the Trustees have approved a procedure whereby the Trust may, when appropriate, repurchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lowest at the time of purchase.

On May 1, 1999, Mitchell M. Merin was named President of the Morgan Stanley Dean Witter Funds. Mr. Merin is the President and Chief Operating Officer of Asset Management for Morgan Stanley Dean Witter & Co. and President, Chief Executive Officer and Director of Morgan Stanley Dean Witter Advisors Inc. He also serves as Chairman, Chief Executive Officer and Director of Morgan Stanley Dean Witter Distributors Inc. and Morgan Stanley Dean Witter Trust FSB.

We thank you for your continued support of Morgan Stanley Dean Witter High Income Advantage Trust II and look forward to continuing to serve your investment needs.

Very truly yours,

/s/ CHARLES A. FIUMEFREDDO                       /s/ MITCHELL M. MERIN
CHARLES A. FIUMEFREDDO                           MITCHELL M. MERIN
Chairman of the Board                            President

MORGAN STANLEY DEAN WITTER HIGH INCOME ADVANTAGE TRUST II

PORTFOLIO OF INVESTMENTS July 31, 1999

PRINCIPAL
AMOUNT IN                                          COUPON    MATURITY
THOUSANDS                                           RATE       DATE         VALUE
-------------------------------------------------------------------------------------
            CORPORATE BONDS (94.1%)
            Aerospace (0.7%)
 $ 1,500    Sabreliner Corp. - 144A*.............  11.00 %   06/15/08    $ 1,140,000
                                                                         -----------

            Beverages - Non-Alcoholic (1.6%)
   3,000    Sparkling Spring Water (Canada)......  11.50     11/15/07      2,430,000
                                                                         -----------

            Broadcast Media (1.1%)
     800    Tri-State Outdoor Media Group........  11.00     05/15/08        806,000
     800    Spanish Broadcasting System, Inc.....  12.50     06/15/02        888,000
                                                                         -----------
                                                                           1,694,000
                                                                         -----------
            Cable Television (2.4%)
   9,000    Australis Holdings Property Ltd.
             (Australia) (a).....................  15.00++   11/01/02        225,000
   1,500    Knology Holdings Inc.................  11.875++  10/15/07        855,000
   3,700    Optel, Inc. (Series B)...............  11.50     07/01/08      2,553,000
                                                                         -----------
                                                                           3,633,000
                                                                         -----------
            Casino/Gambling (3.7%)
   7,500    Aladdin Gaming/Capital Corp. (Series
             B)..................................  13.50++   03/01/10      3,075,000
   4,500    Fitzgeralds Gaming Corp. (Series B)
             (b).................................  12.25     12/15/04      2,475,000
                                                                         -----------
                                                                           5,550,000
                                                                         -----------
            Cellular Telephone (1.8%)
     800    American Cellular Corp...............  10.50     05/15/08        820,000
     800    Clearnet Communications, Inc.
             (Canada)............................  14.75++   12/15/05        740,000
     800    Dobson/Sygnet Communications.........  12.25     12/15/08        840,000
     600    Dolphin Telecom PLC - 144A*
             (United Kingdom)....................  14.00++   05/15/09        258,000
                                                                         -----------
                                                                           2,658,000
                                                                         -----------
            Construction/Agricultural Equipment/
            Trucks (1.2%)
   2,000    J.B. Poindexter & Co., Inc...........  12.50     05/15/04      1,890,000
                                                                         -----------

            Consumer Business Services (6.9%)
     800    Anacomp, Inc. (Series B).............  10.875    04/01/04        828,000
   2,300    CEX Holdings, Inc. (Series B)........   9.625    06/01/08      2,328,750
   1,733    Comforce Corp. (Series B)............  15.00+    12/01/09      1,525,425
   4,000    Comforce Operating Inc. (Series B)...  12.00     12/01/07      3,400,000
   3,500    Entex Information Services, Inc......  12.50     08/01/06      2,380,000
                                                                         -----------
                                                                          10,462,175
                                                                         -----------
            Consumer Electronics/Appliances (2.1%)
   9,945    International Semi-Tech
             Microelectronics, Inc. (Canada).....  11.50++   08/15/03      1,790,100

                      SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER HIGH INCOME ADVANTAGE TRUST II

PRINCIPAL
AMOUNT IN                                          COUPON    MATURITY
THOUSANDS                                           RATE       DATE         VALUE
-------------------------------------------------------------------------------------
 $ 1,500    Windmere-Durable Holdings, Inc.......  10.00 %   07/31/08    $ 1,447,500
                                                                         -----------
                                                                           3,237,600
                                                                         -----------
            Consumer Specialties (1.1%)
   2,000    Samsonite Corp.......................  10.75     06/15/08      1,720,000
                                                                         -----------

            Containers/Packaging (2.7%)
     800    Berry Plastics Corp. - 144A*.........  11.00     07/15/07        810,000
   3,000    Envirodyne Industries, Inc...........  10.25     12/01/01      2,475,000
     800    Impac Group Inc. (Series B)..........  10.125    03/15/08        752,000
                                                                         -----------
                                                                           4,037,000
                                                                         -----------
            Contract Drilling (1.1%)
   2,725    Northern Offshore ASA (Norway).......  10.00     05/15/05      1,662,250
                                                                         -----------

            Diversified Electronic Products
            (0.9%)
   1,500    High Voltage Engineering Co..........  10.50     08/15/04      1,387,500
                                                                         -----------

            Diversified Manufacturing (4.1%)
     800    Eagle-Picher Industries, Inc.........   9.375    03/01/08        756,000
   8,536    Jordan Industries, Inc. (Series B)...  11.75++   04/01/09      5,548,400
                                                                         -----------
                                                                           6,304,400
                                                                         -----------
            Electronic Distributors (1.4%)
   3,000    CHS Electronics, Inc.................   9.875    04/15/05      2,070,000
                                                                         -----------

            Food Chains (0.9%)
     800    Pueblo Xtra International, Inc.......   9.50     08/01/03        720,000
     750    Pueblo Xtra International, Inc.
             (Series C)..........................   9.50     08/01/03        675,000
                                                                         -----------
                                                                           1,395,000
                                                                         -----------
            Food Distributors (0.9%)
   1,500    Fleming Companies, Inc. (Series B)...  10.625    07/31/07      1,383,750
                                                                         -----------

            Hotels/Resorts (3.2%)
   1,500    Epic Resorts LLC (Series B)..........  13.00     06/15/05      1,320,000
   3,150    Motels of America, Inc. (Series B)...  12.00     04/15/04      1,953,000
   1,802    Resort At Summerlin (Series B).......  13.00+    12/15/07      1,549,703
                                                                         -----------
                                                                           4,822,703
                                                                         -----------
            Industrial Specialties (1.8%)
     800    Indesco International Inc............   9.75     04/15/08        520,000
     800    International Wire Group, Inc........  11.75     06/01/05        832,000
   1,500    Outsourcing Services Group, Inc.
             (Series B)..........................  10.875    03/01/06      1,432,500
                                                                         -----------
                                                                           2,784,500
                                                                         -----------

                      SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER HIGH INCOME ADVANTAGE TRUST II

PRINCIPAL
AMOUNT IN                                          COUPON    MATURITY
THOUSANDS                                           RATE       DATE         VALUE
-------------------------------------------------------------------------------------
            Media Conglomerates (2.4%)
 $ 3,500    Disney (Walt) & Co...................  13.50 %   03/10/00    $ 3,674,475
                                                                         -----------

            Medical Specialties (2.5%)
   1,600    Mediq/PRN Life Support Service
             Inc.................................  11.00     06/01/08      1,264,000
   1,500    Universal Hospital Services, Inc.....  10.25     03/01/08      1,320,000
   1,500    Universal Hospital Services, Inc.....  10.25     03/01/08      1,260,000
                                                                         -----------
                                                                           3,844,000
                                                                         -----------
            Medical/Nursing Services (1.1%)
   3,125    Pediatric Services of America, Inc.
             (Series A)..........................  10.00     04/15/08      1,625,000
                                                                         -----------

            Military/Gov't/Technical (0.5%)
     800    Loral Space & Communications Ltd.....   9.50     01/15/06        708,000
                                                                         -----------

            Office Equipment & Supplies (1.4%)
   2,500    Mosler, Inc..........................  11.00     04/15/03      2,112,500
                                                                         -----------

            Oil Refining/Marketing (0.7%)
   4,000    Transamerican Refining Corp. (Series
             B) (Units)++(a)(b)..................  16.00     06/30/03      1,080,000
                                                                         -----------

            Other Telecommunications (2.4%)
     300    Cybernet Internet Services
             International, Inc. - 144A*.........  14.00     07/01/09        301,500
     800    Globenet Communications Group
             Ltd. - 144A* (Bermuda)..............  13.00     07/15/07        804,000
     800    Esprit Telecom Group PLC
             (United Kingdom)....................  10.875    06/15/08        824,000
     800    Versatel Telecom BV (Netherlands)
             (Units)++...........................  13.25     05/15/08        832,000
     800    Worldwide Fiber Inc. - 144A*
            (Canada).............................  12.00     08/01/09        796,000
                                                                         -----------
                                                                           3,557,500
                                                                         -----------
            Packaged Goods/Cosmetics (1.6%)
   2,500    J.B. Williams Holdings, Inc..........  12.00     03/01/04      2,500,000
                                                                         -----------

            Printing/Forms (0.9%)
   1,500    Premier Graphics Inc.................  11.50     12/01/05      1,380,000
                                                                         -----------

            Restaurants (7.3%)
  16,077    American Restaurant Group Holdings,
             Inc. - 144A* (c)....................   0.00     12/15/05      5,466,316
   4,000    FRD Acquisition Corp. (Series B).....  12.50     07/15/04      3,660,000

                      SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER HIGH INCOME ADVANTAGE TRUST II

PRINCIPAL
AMOUNT IN                                          COUPON    MATURITY
THOUSANDS                                           RATE       DATE         VALUE
-------------------------------------------------------------------------------------
 $   800    Friendly Ice Cream Corp..............  10.50 %   12/01/07    $   732,000
   6,240    Planet Hollywood International, Inc.
             (a)(b)..............................  12.00     04/01/05      1,310,400
                                                                         -----------
                                                                          11,168,716
                                                                         -----------
            Retail - Specialty (0.5%)
     800    Pantry Inc...........................  10.25     10/15/07        812,000
                                                                         -----------

            Services To The Health Industry
            (0.6%)
     800    Unilab Corp..........................  11.00     04/01/06        876,000
                                                                         -----------

            Specialty Foods/Candy (1.5%)
  20,607    Specialty Foods Acquisition Corp.
             (Series B) (c)......................  13.00++   06/15/09      2,353,039
                                                                         -----------

            Telecommunications (17.7%)
   3,100    21st Century Telecom Group, Inc......  12.25++   02/15/08      1,395,000
   3,000    Birch Telecom Inc. (Units)++.........  14.00     06/15/08      3,030,000
     800    Caprock Communications Corp. (Series
             B)..................................  12.00     07/15/08        824,000
   1,600    Covad Communications Group Inc.......  12.50     02/15/09      1,528,000
   1,500    DTI Holdings Inc. (Series B).........  12.50++   03/01/08        600,000
   3,000    e. spire Communications, Inc.........  13.75     07/15/07      2,670,000
   3,000    Facilicom International, Inc. (Series
             B)..................................  10.50     01/15/08      2,130,000
   4,600    Firstworld Communications, Inc.......  13.00++   04/15/08      2,599,000
   1,500    Focal Communications (Series B)......  12.125++  02/15/08        877,500
     800    GST Equipment Funding Corp...........  13.25     05/01/07        868,000
     800    Hyperion Telecommunication, Inc.
             (Series B)..........................  12.25     09/01/04        840,000
  26,300    In-Flight Phone Corp. (Series B)
             (a)(b)..............................  14.00     05/15/02      2,893,000
     800    Level 3 Communications, Inc..........   9.125    05/01/08        760,000
     800    NextLink Communications, Inc.........  12.50     04/15/06        848,000
   1,500    Pac-West Telecomm Inc. - 144A*.......  13.50     02/01/09      1,500,000
   1,500    Primus Telecommunications Group
             (Series B)..........................   9.875    05/15/08      1,380,000
   1,600    Rhythms NetConnections
            Inc. - 144A*.........................  12.75     04/15/09      1,472,000
     800    Talton Holdings Inc. (Series B)......  11.00     06/30/07        746,000
                                                                         -----------
                                                                          26,960,500
                                                                         -----------
            Telecommunication Equipment (0.4%)
   6,000    FWT, Inc. (a)(b).....................   9.875    11/15/07        540,000
                                                                         -----------

            Wireless Communications (13.0%)
   5,500    Advanced Radio Telecommunications
             Corp................................  14.00     02/15/07      4,950,000
   1,300    AMSC Aquisition Co. Inc. (Series
             B)..................................  12.25     04/01/08      1,014,000

                      SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER HIGH INCOME ADVANTAGE TRUST II

PRINCIPAL
AMOUNT IN                                          COUPON    MATURITY
THOUSANDS                                           RATE       DATE         VALUE
-------------------------------------------------------------------------------------
 $   400    Arch Escrow Corp. - 144A*............  13.75 %   04/15/08    $   368,000
  10,000    Cellnet Data Systems, Inc............  14.00++   10/01/07      4,300,000
   1,500    Globalstar LP/Capital Corp...........  11.375    02/15/04      1,065,000
   1,500    Globalstar LP/Capital Corp...........  11.50     06/01/05        997,500
   1,600    Orbcomm Global LP....................  14.00     08/15/04      1,488,000
     800    Paging Network, Inc..................  10.125    08/01/07        632,000
   1,600    Paging Network, Inc..................  10.00     10/15/08      1,264,000
   2,920    USA Mobile Communications Holdings,
             Inc.................................  14.00     11/01/04      2,832,400
     800    Winstar Equipment Corp...............  12.50     03/15/04        840,000
                                                                         -----------
                                                                          19,750,900
                                                                         -----------

            TOTAL CORPORATE BONDS
            (Identified Cost $186,740,489)............................   143,204,508
                                                                         -----------

 NUMBER
   OF
 SHARES
--------
             COMMON STOCKS (d) (0.6%)
             Casino/Gambling (0.0%)
    3,000    Fitzgerald Gaming Corp....................................       --
                                                                          -----------

             Cellular Telephone (0.0%)
        1    Price Communications Corp.................................       --
                                                                          -----------

             Clothing/Shoe/Accessory Stores (0.0%)
1,301,189    County Seat Stores, Inc. (c)..............................        11,758
                                                                          -----------

             Hotels/Resorts (0.0%)
    5,000    Motels of America, Inc. - 144A*...........................         5,000
                                                                          -----------

             Medical/Nursing Services (0.2%)
  287,831    Raintree Healthcare Corp. (c).............................       323,810
                                                                          -----------

             Motor Vehicles (0.0%)
       91    Northern Holdings Industrial Corp.* (c)...................       --
                                                                          -----------

             Restaurants (0.0%)
   12,500    American Restaurant Group Holdings, Inc. - 144A*..........           125
                                                                          -----------

             Specialty Foods/Candy (0.1%)
  226,121    Specialty Foods Acquisition Corp. - 144A*.................       112,511
                                                                          -----------

                      SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER HIGH INCOME ADVANTAGE TRUST II

NUMBER OF
 SHARES                                                                     VALUE
-------------------------------------------------------------------------------------
            Textiles (0.3%)
 298,462    U.S. Leather, Inc. (c)....................................   $   447,693
                                                                         -----------

            TOTAL COMMON STOCKS
            (Identified Cost $21,940,623).............................       900,897
                                                                         -----------

            PREFERRED STOCKS (0.8%)
            Oil Refining/Marketing (0.0%)
   3,862    Transcontinental Refining Corp.* (Conv.) (Class C)........           216
  10,180    Transcontinental Refining Corp.* (Conv.) (Class D)........           540
   7,021    Transcontinental Refining Corp.* (Conv.) (Class B)........           421
  21,063    Transcontinental Refining Corp.* (Conv.) (Class E)........         1,327
                                                                         -----------
                                                                               2,504
                                                                         -----------

            Restaurants (0.8%)
   1,120    American Restaurants Group Holdings, Inc. (Series B)......     1,120,000
                                                                         -----------

            TOTAL PREFERRED STOCKS
            (Identified Cost $1,122,494)..............................     1,122,504
                                                                         -----------

NUMBER OF                                                   EXPIRATION
WARRANTS                                                       DATE
---------                                                   ----------
            WARRANTS (d) (0.5%)
            Aerospace (0.0%)
   6,000    Sabreliner Corp. - 144A*......................   04/15/03         30,000
                                                                         -----------

            Casino/Gambling (0.0%)
  60,000    Aladdin Gaming/Capital Corp. - 144A*..........   03/01/10            600
                                                                         -----------

            Hotels/Resorts (0.0%)
   1,500    Epic Resorts LLC - 144A*......................   06/15/05        --
   1,500    Resort At Summerlin - 144A*...................   12/15/07        --
                                                                         -----------
                                                                             --
                                                                         -----------

            Oil Refining/Marketing (0.0%)
   4,000    Transamerican Refining Corp. - 144A*..........   06/30/03        --
                                                                         -----------

            Other Telecommunications (0.2%)
   1,500    Versatel Telecom BV - 144A* (Netherlands).....   05/15/08        247,580
                                                                         -----------

            Restaurants (0.0%)
   1,000    American Restaurant Group Holdings,
             Inc. - 144A*.................................   08/15/00        --
                                                                         -----------

                      SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER HIGH INCOME ADVANTAGE TRUST II

NUMBER OF                                                   EXPIRATION
WARRANTS                                                       DATE         VALUE
-------------------------------------------------------------------------------------
            Telecommunications (0.3%)
   3,000    Birch Telecom Inc. - 144A*....................   06/15/08    $   165,000
   7,500    DTI Holdings Inc. - 144A*.....................   03/01/08             --
   4,600    Firstworld Communications, Inc. - 144A*.......   04/15/08        299,075
                                                                         -----------
                                                                             464,075
                                                                         -----------

            Wireless Communications (0.0%)
   1,300    American Mobile Satellite Corp. - 144A*.......   04/01/08         65,000
                                                                         -----------

            TOTAL WARRANTS
            (Identified Cost $175,816)................................       807,255
                                                                         -----------

PRINCIPAL
AMOUNT IN                                          COUPON    MATURITY
THOUSANDS                                           RATE       DATE
---------                                          -------   ---------
            SHORT-TERM INVESTMENT
            REPURCHASE AGREEMENT (1.8%)
 $2,792     The Bank of New York (dated 07/30/99;
             proceeds $2,792,397) (e)
            (Identified Cost $2,791,622).........      5.00% 08/02/99      2,791,622
                                                                         -----------

            TOTAL INVESTMENTS
            (Identified Cost $212,771,044) (f).................  97.8%   148,826,786

            OTHER ASSETS IN EXCESS OF LIABILITIES..............   2.2      3,355,209
                                                                -----    -----------

            NET ASSETS........................................  100.0%  $152,181,995
                                                                =====    ===========

                      SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER HIGH INCOME ADVANTAGE TRUST II

---------------------
 *  Resale is restricted to qualified institutional investors.
 +  Payment-in-kind security.
 ++ Currently a zero coupon bond that will pay interest at the rate shown at a future specified date.
 ++ Consists of one or more class of securities traded together as a unit;
    generally stocks or bonds with attached warrants.
(a) Issuer in bankruptcy.
(b) Non-income producing security; bond in default.
(c) Acquired through exchange offer.
(d) Non-income producing securities.
(e) Collateralized by $1,697,081 GNMA 7.00% due 01/15/24 valued at $985,307 and $1,507,322 U.S. Treasury Bond 8.125% due 08/15/21 valued at $1,868,847.
(f) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $3,646,432 and the aggregate gross unrealized depreciation is $67,590,690, resulting in net unrealized depreciation of $63,944,258.

                      SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER HIGH INCOME ADVANTAGE TRUST II

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
July 31, 1999

ASSETS:
Investments in securities, at value
 (identified cost $212,771,044).........  $ 148,826,786
Interest receivable.....................      3,888,865
Prepaid expenses and other assets.......         21,354
                                          -------------

    TOTAL ASSETS........................    152,737,005
                                          -------------

LIABILITIES:
Investment management fee payable.......        114,442
Payable to bank.........................        320,000
Accrued expenses and other payables.....        120,568
                                          -------------
    TOTAL LIABILITIES...................        555,010
                                          -------------
    NET ASSETS..........................  $ 152,181,995
                                          =============
COMPOSITION OF NET ASSETS:
Paid-in-capital.........................  $ 323,268,582
Net unrealized depreciation.............    (63,944,258)
Accumulated undistributed net investment
 income.................................      2,331,606
Accumulated net realized loss...........   (109,473,935)
                                          -------------
    NET ASSETS..........................  $ 152,181,995
                                          =============

NET ASSET VALUE PER SHARE,
 35,611,307 shares outstanding
 (unlimited shares authorized of $.01
 par value).............................          $4.27
                                          =============

STATEMENT OF OPERATIONS
For the year ended July 31, 1999

NET INVESTMENT INCOME:

INTEREST INCOME..........................  $ 24,644,065
                                           ------------

EXPENSES
Investment management fee................     1,244,215
Transfer agent fees and expenses.........       121,117
Shareholder reports and notices..........        71,280
Professional fees........................        61,334
Registration fees........................        36,746
Trustees' fees and expenses..............        20,036
Custodian fees...........................        16,790
Other....................................        17,586
                                           ------------

    TOTAL EXPENSES.......................     1,589,104
                                           ------------
    NET INVESTMENT INCOME................    23,054,961
                                           ------------

NET REALIZED AND UNREALIZED LOSS:
Net realized loss........................    (3,577,713)
Net change in unrealized depreciation....   (41,208,726)
                                           ------------

    NET LOSS.............................   (44,786,439)
                                           ------------

NET DECREASE.............................  $(21,731,478)
                                           ============

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER HIGH INCOME ADVANTAGE TRUST II

STATEMENT OF CHANGES IN NET ASSETS
                                                         FOR THE YEAR   FOR THE YEAR
                                                            ENDED          ENDED
                                                           JULY 31,       JULY 31,
                                                             1999           1998
------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income..................................  $ 23,054,961   $ 25,755,194
Net realized loss......................................    (3,577,713)    (4,557,259)
Net change in unrealized depreciation..................   (41,208,726)    (4,347,182)
                                                         ------------   ------------

    NET INCREASE (DECREASE)............................   (21,731,478)    16,850,753

Dividends from net investment income...................   (24,158,368)   (26,234,438)
                                                         ------------   ------------

    NET DECREASE.......................................   (45,889,846)    (9,383,685)

NET ASSETS:
Beginning of period....................................   198,071,841    207,455,526
                                                         ------------   ------------

    END OF PERIOD
    (Including undistributed net investment income of
    $2,331,606 and $3,435,013, respectively)...........  $152,181,995   $198,071,841
                                                         ============   ============

                      SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER HIGH INCOME ADVANTAGE TRUST II

NOTES TO FINANCIAL STATEMENTS July 31, 1999

1. ORGANIZATION AND ACCOUNTING POLICIES

Morgan Stanley Dean Witter High Income Advantage Trust II (the "Trust"), formerly High Income Advantage Trust II, is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Trust's primary investment objective is to earn a high level of current income and, as a secondary objective, capital appreciation, but only when consistent with its primary objective. The Trust seeks to achieve its objective by investing primarily in lower-rated fixed income securities. The Trust was organized as a Massachusetts business trust on July 7, 1988 and commenced operations on September 30, 1988.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- (1) an equity security listed or traded on the New York, American or other domestic or foreign stock exchange is valued at its latest sale price on that exchange prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where securities are traded on more than one exchange; the securities are valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (3) when market quotations are not readily available, including circumstances under which it is determined by Morgan Stanley Dean Witter Advisors Inc. (the "Investment Manager") that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees; (4) certain of the portfolio securities may be valued by an outside pricing service approved by the Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service; and (5) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day.

MORGAN STANLEY DEAN WITTER HIGH INCOME ADVANTAGE TRUST II

Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted over the life of the respective securities. Interest income is accrued daily except where collection is not expected.

C. FEDERAL INCOME TAX STATUS -- It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Trust records dividends and distributions to its shareholders on the record date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement, the Trust pays the Investment Manager a management fee, calculated weekly and payable monthly, by applying the following annual rates to the Trust's weekly net assets: 0.75% to the portion of weekly net assets not exceeding $250 million; 0.60% to the portion of weekly net assets exceeding $250 million but not exceeding $500 million; 0.50% to the portion of weekly net assets exceeding $500 million but not exceeding $750 million; 0.40% to the portion of weekly net assets exceeding $750 million but not exceeding $1 billion; and 0.30% to the portion of weekly net assets exceeding $1 billion.

Under the terms of the Agreement, in addition to managing the Trust's investments, the Investment Manager maintains certain of the Trust's books and records and furnishes, at its own expense, office

MORGAN STANLEY DEAN WITTER HIGH INCOME ADVANTAGE TRUST II space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Trust who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Trust.

3. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended July 31, 1999, aggregated $97,839,291 and $107,633,393, respectively.

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Investment Manager, is the Trust's transfer agent.

The Trust has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Trust who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the year ended July 31, 1999 included in Trustees' fees and expenses in the Statement of Operations amounted to $5,896. At July 31, 1999, the Trust had an accrued pension liability of $52,281, which is included in accrued expenses in the Statement of Assets and Liabilities.

4. SHARES OF BENEFICIAL INTEREST

                                                                                         CAPITAL
                                                                                         PAID IN
                                                                                        EXCESS OF
                                                                SHARES     PAR VALUE    PAR VALUE
                                                              ----------   ---------   ------------
Balance, July 31, 1997......................................  35,611,307   $356,113    $344,072,629
Reclassification due to permanent book/tax differences......          --         --        (213,254)
                                                              ----------   --------    ------------
Balance, July 31, 1998......................................  35,611,307    356,113     343,859,375
Reclassification due to permanent book/tax differences......          --         --     (20,946,906)
                                                              ----------   --------    ------------
Balance, July 31, 1999......................................  35,611,307   $356,113    $322,912,469
                                                              ==========   ========    ============

MORGAN STANLEY DEAN WITTER HIGH INCOME ADVANTAGE TRUST II

5. DIVIDENDS

The Trust declared the following dividends from net investment income:

  DECLARATION     AMOUNT           RECORD             PAYABLE
     DATE        PER SHARE          DATE                DATE
---------------  ---------   ------------------  ------------------
 July 27, 1999    $0.0525      August 6, 1999     August 20, 1999
August 24, 1999   $0.0525    September 3, 1999   September 17, 1999

6. FEDERAL INCOME TAX STATUS

At July 31, 1999, the Trust had a net capital loss carryover of approximately $106,083,000, which may be used to offset future capital gains to the extent provided by regulations, which is available through July 31 of the following years:

                                  AMOUNT IN THOUSANDS
--------------------------------------------------------------------------------------
        2000              2002       2003       2004       2005       2006       2007
       -------           ------    -------    -------     ------    -------     ------
       $29,353           $8,278    $23,309    $20,038     $9,296    $11,478     $4,331
       =======           ======    =======    =======     ======    =======     ======

Capital losses incurred after October 31 ("post-October losses") within the taxable year are deemed to arise on the first business day of the Trust's next taxable year. The Trust incurred and will elect to defer net capital losses of approximately $82,000 during fiscal 1999.

As of July 31, 1999, the Trust had temporary book/tax differences primarily attributable to post-October losses, capital loss deferrals on wash sales and interest on bonds in default and permanent book/tax differences attributable to an expired capital loss carryover. To reflect reclassifications arising from the permanent differences, paid-in-capital was charged and accumulated net realized loss was credited $20,946,906.

MORGAN STANLEY DEAN WITTER HIGH INCOME ADVANTAGE TRUST II

FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                                           FOR THE YEAR ENDED JULY 31
                                                              ----------------------------------------------------
                                                                1999       1998       1997       1996       1995
------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA:
Net asset value, beginning of period........................  $   5.56   $   5.83   $   5.97   $   6.08   $   6.31
                                                              --------   --------   --------   --------   --------
Income (loss) from investment operations:
 Net investment income......................................      0.65       0.73       0.73       0.73       0.70
 Net realized and unrealized loss...........................     (1.26)     (0.26)     (0.11)     (0.17)     (0.21)
                                                              --------   --------   --------   --------   --------
Total income (loss) from investment operations..............     (0.61)      0.47       0.62       0.56       0.49
                                                              --------   --------   --------   --------   --------
Less dividends from net investment income...................     (0.68)     (0.74)     (0.76)     (0.67)     (0.72)
                                                              --------   --------   --------   --------   --------
Net asset value, end of period..............................  $   4.27   $   5.56   $   5.83   $   5.97   $   6.08
                                                              ========   ========   ========   ========   ========
Market value, end of period.................................  $  5.438   $   6.00   $  6.688   $  6.125   $  6.125
                                                              ========   ========   ========   ========   ========
TOTAL RETURN+...............................................      2.79%      0.52%     22.75%     11.31%     10.29%

RATIOS TO AVERAGE NET ASSETS:
Expenses....................................................      0.96%      0.90%      0.89%      0.91%      0.93%
Net investment income.......................................     13.90%     12.69%     12.57%     12.06%     11.81%

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands.....................  $152,182   $198,072   $207,456   $212,759   $216,605
Portfolio turnover rate.....................................        61%       104%        90%        89%        70%

---------------------
 + Total investment return is based upon the current market value on the last day of each period reported. Dividends and distributions are assumed to be reinvested at the prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER HIGH INCOME ADVANTAGE TRUST II

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND TRUSTEES
OF MORGAN STANLEY DEAN WITTER
HIGH INCOME ADVANTAGE TRUST II

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Morgan Stanley Dean Witter High Income Advantage Trust II (the "Trust"), formerly High Income Advantage Trust II, at July 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
September 10, 1999

TRUSTEES
----------------------------------
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS
----------------------------------
Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Mitchell M. Merin
President

Barry Fink
Vice President, Secretary and General Counsel

Peter M. Avelar
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT
----------------------------------
Morgan Stanley Dean Witter Trust FSB
Harborside Financial Center -- Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS
----------------------------------
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036

INVESTMENT MANAGER
----------------------------------
Morgan Stanley Dean Witter Advisors Inc.
Two World Trade Center
New York, New York 10048


MORGAN STANLEY
DEAN WITTER
HIGH INCOME
ADVANTAGE
TRUST II

Annual Report
July 31, 1999